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EXHIBIT 10.18
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WARRANT AGREEMENT

THIS AGREEMENT dated as of May 3, 1999, between Internet Media Corporation, a Nevada corporation (the "Company"), and Securities Transfer Corporation, a Texas corporation (the "Warrant Agent").

	RECITALS:

	A.	Pursuant to a private offering of 100,000 units of securities (the
"Units") by the Company, the Company proposes to issue to the purchasers of the Units 100,000 Warrants (individually, a "Warrant", and, collectively, the "Warrants"), to purchase an aggregate of 100,000 shares of Common Stock of the Company (the "Warrant Shares").

	B.	The Company desires to provide for the issuance of warrant certificates
(the "Warrant Certificates") representing the Warrants.

	C.	The Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of Warrant Certificates and exercise of the Warrants.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrant Certificates and the Warrants, and the respective rights and obligations thereunder of the Company, the registered holders of the Warrant Certificates and the Warrant Agent, the parties hereto agree as follows:

	1.	Definitions.  As used herein:

		A.	"Common Stock" shall mean shares of common stock of the Company,
$.0001 par value (the "Common Stock"), whether now or hereafter authorized, which have the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

		B.	"Corporate Office" shall mean the place of business of the Warrant
Agent located in Dallas, Texas, or its successor (for the mailing address of the Warrant Agent, see paragraph 13 hereof).

		C.	"Exercise Period" shall mean the period commencing on the date of the issuance of the Warrants and ending on the Expiration Date.

		D.	"Exercise Price" shall mean a purchase price of $7.00 per share of
Common Stock (the "Warrant Exercise Price").

		E.	"Expiration Date" shall mean 5:00 p.m. Central Time, on the date which is six (6)  months from the date of execution hereof, or if such day shall be a holiday or day on which banks are authorized to close, then 5:00 p.m.
Central Time, whichever is in effect, on the next following day that in the
State of Texas is not a holiday or a day on which banks are authorized to close.

		F.	"Registered Holder" shall mean the person in whose name any Warrant
Certificate shall be registered on the books maintained by the Warrant
Agent pursuant to this Agreement.

		G.	"Subsidiary" shall mean any corporation of which shares having ordinary voting power to elect a majority of the Board of Directors of such corporation (regardless of whether the shares of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) are at the time directly or indirectly owned by the Company or one or more subsidiaries of the Company.

		H.	"Transfer Agent" shall mean the Company's transfer agent, Securities
Transfer Corporation, or its successor.

		I.	"Warrant" or "Warrants" shall mean and include up to 100,000 Warrants to be issued to the purchasers of the Units to purchase a like number of shares of the authorized and unissued Common Stock of the Company.

		J.	"Warrant Shares" shall mean and include up to 100,000 shares of authorized and unissued Common Stock initially reserved for issuance on exercise of the Warrants and any additional shares of Common Stock or other property which may hereafter be issuable or deliverable on exercise of the
Warrants pursuant to paragraph 5 of this Agreement.

	2.	Appointment of Warrant Agent.  The Company hereby appoints the Warrant
Agent to act as agent for the Company in accordance with the instructions set forth hereafter in this Agreement, and the Warrant Agent hereby accepts such appointment and agrees to perform the duties and obligations required of it, as such duties and obligations are set forth herein.

	3.	Warrants and Issuance of Warrant Certificates.  Each Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase one shares of Common Stock on exercise thereof, subject to modification and adjustment as hereinafter provided in paragraph 10. The Warrant Certificates will be issued and delivered by the Warrant Agent on written order of the Company signed by its President and attested by its Secretary or Assistant Secretary. The
Warrant Agent shall deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement.

	4.	Form and Execution of Warrant Certificates.  The Warrant Certificates
representing the Warrants to be issued to the purchasers of the Units shall be substantially in the form attached as Exhibit "A" and may have such letters, numbers or other marks of identification and such legends, summaries or endorsements printed, lithographed or engraved thereon as the
Company may deem appropriate and as are not inconsistent with the provisions hereof.

 		The Warrant Certificates shall be dated as of the date of issuance, whether on initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates.

		Warrant Certificates representing the Warrants to be issued to the purchasers of the Units shall be numbered serially with the letters "WPOC" preceding the number of each Warrant Certificate.

		Warrant Certificates shall be executed on behalf of the Company by its
President and Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the
Company's seal.  Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.  In the event any officer of the Company who executed the
Warrant Certificates shall cease to be an officer of the Company before the date of issuance of the Warrant Certificates or before countersignature and delivery by the Warrant Agent, such Warrant Certificates may be countersigned, issued and delivered by the Warrant Agent with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be an officer of the Company.

	5.	Exercise of Warrants.  The Warrants shall be exercisable during the
Exercise Period.  A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise (the "Exercise Date") of the Warrant Certificate.  The exercise form shall be executed by the Registered Holder thereof or his attorney duly authorized in writing and shall be delivered together with payment to the Warrant Agent, in cash or by official bank or certified check, of an amount in lawful money of the United States of America.  Such payment shall be in an amount equal to the Exercise Price per Warrant as hereinabove defined.

		The person entitled to receive the number of Warrant Shares deliverable on such exercise shall be treated for all purposes as the holder of such
Warrant Shares as of the close of business on the Exercise Date.  The
Company shall not be obligated to issue any fractional share interests in
Warrant Shares issuable on exercise of a Warrant.  If more than one Warrant shall be exercised at one time by the same Registered Holder, the number of full shares which shall be issuable on exercise thereof shall be computed on the basis of the aggregate number of full shares issuable on such exercise.

		As soon as practicable on or after the Exercise Date and in any event within 30 days after such date, the Warrant Agent shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the number of Warrant Shares deliverable on such exercise.  No adjustment shall be made in respect of cash dividends on
Warrant Shares deliverable on exercise of any Warrant.  The Warrant Agent shall promptly notify the Company in writing of any exercise of any Warrant and of the number of Warrant Shares delivered and shall cause payment of an amount in cash equal to the Exercise Price to be made promptly to the order of the Company.  The parties contemplate such payments will be made by the
Warrant Agent to the Company as collected funds are received by the Warrant
Agent.  The Warrant Agent shall hold any proceeds collected and not yet paid to the Company in a Federally-insured escrow account at a commercial bank selected by the Warrant Agent, at all times relevant hereto.
Following a determination by the Warrant Agent that collected funds have been received, the Warrant Agent shall cause share certificates to be issued representing the number of Warrants exercised by the holder.

		Expenses incurred by the Warrant Agent hereunder, including administrative costs, costs of maintaining records and other expenses, shall be paid by the Company according to the standard fees imposed by the Warrant Agent for such services.

		A detailed accounting statement setting forth the number of Warrants exercised, the net amount of exercised funds and all expenses incurred by the Warrant Agent shall be transmitted to the Company on payment of each exercise amount.  Such accounting statement shall serve as an interim accounting for the Company during the Exercise Period.  The Warrant Agent shall render to the Company a complete accounting setting forth the number of Warrants exercised, the identity of persons exercising such Warrants, the number of shares issued, the amounts to be distributed to the Company and all other expenses incurred by the Warrant Agent, at the completion of the Exercise Period.

	6.	Redemption of Warrants.  The Warrants are redeemable upon 30-days'
written notice to their holders for $.01 per Warrant at any time that (1)
the bid price of the Company's Common Stock has equalled or exceeded $10.00 per share for a period of 5 consecutive trading days preceding the stated redemption date and (2) the shares of Common Stock underlying the Warrants shall have been duly registered under the Securities Act of 1933, as amended. The Company shall provide Warrant Agent with a copy of any such notice of redemption.

		From and after the redemption date, all rights of the holders of Warrants
(except the right to receive the redemption price) shall terminate, but only if (a) on or prior to the redemption date the Company shall have irrevocably deposited with the Warrant Agent as paying agent a sufficient amount to pay on the redemption the redemption price for all Warrants called for redemption and (b) the notice of redemption shall have stated
the name and address of the Warrant Agent and the intention of the Company to deposit such amount with the Warrant Agent on or before the redemption date.

	7.	Reservation of Shares and Payment of Taxes.  The Company covenants that it will, at all times, reserve and have available from its authorized shares of Common Stock such number of shares of Common Stock as shall then be issuable on exercise of all outstanding Warrants.  The Company covenants that all Warrant Shares, when issued, shall be duly and validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

		If any Warrant Shares require registration with, or approval of, any government authority under any Federal or state law before such shares may be validly issued or delivered, the Company covenants it will, in good faith and as expeditiously as possible, endeavor to secure such registration or approval, as the case may be.

		Warrantholders shall pay all documentary stamp or similar taxes and other government charges that may be imposed with respect to the issuance of the
Warrants, or the issuance, transfer or delivery of any Warrant Shares on exercise of the Warrants.  In the event the Warrant Shares are to be delivered in a name other than the name of the Registered Holder of the
Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of any such taxes or charges incident thereto.

		The Warrant Agent is hereby irrevocably authorized to requisition certificates for Warrant Shares from the Transfer Agent as required from time to time. The Company has, contemporaneously with the execution of this Agreement, authorized the Transfer Agent to comply with all such requisitions. The Company will file with the Warrant Agent a statement setting forth the name and address of its Transfer Agent for the Company's
Common Stock issuable on exercise of the Warrants and of any successor
Transfer Agent.

	8.	Registration of Transfer of Warrant Certificates.  The Warrant
Certificates may not be transferred in whole or in part except as authorized in this Agreement. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office. The Company shall execute, and the Warrant Agent shall countersign, issue and deliver in exchange therefor, the Warrant Certificate or Certificates which the holder making the transfer shall be entitled to receive.

		The Warrant Agent shall keep transfer books at its Corporate Office in which it shall register Warrant Certificates and the transfer thereof.  On due presentment for transfer of any Warrant Certificates at such office, the Company shall execute, and the Warrant Agent shall issue and deliver to the transferee or transferees, a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

		The Warrants will not be publicly traded.

	9.	Loss or Mutilation.  On receipt by the Company and the Warrant Agent of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate, the Company shall execute, and the Warrant Agent shall countersign and deliver in lieu thereof, a new Warrant Certificate representing an equal aggregate number
of Warrants.   In the case of loss, theft or destruction of any Warrant
Certificate, the individual requesting issuance of a new Warrant
Certificate shall be required to indemnify the Company and Warrant Agent in an amount satisfactory to each of them.  In the event a Warrant Certificate is mutilated, such Certificate shall be surrendered and cancelled by the
Warrant Agent prior to delivery of a new Warrant Certificate.  Applicants for a substitute Warrant Certificate shall also comply with such other regulations and pay such other reasonable charges as the Company may prescribe.

	10.	Adjustment of Exercise Price and Shares.

		A.	In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall issue any of its Common Stock as a stock dividend or shall subdivide the number of outstanding shares of Common
Stock into a greater number of shares, then, in either of such events, the
Exercise Price in effect at the time of such action shall be reduced proportionately and the number of shares of Common Stock purchasable pursuant to the Warrants shall be increased proportionately.  Conversely, in the event the Company shall reduce the number of its outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such event, the Exercise Price in effect at the time of such action shall be increased proportionately and the number of shares of
Common Stock at that time purchasable pursuant to the Warrants shall be decreased proportionately.  Such stock dividend paid or distributed on the
Common Stock in shares of any other class of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid or distributed in shares of Common Stock to the extent shares of Common
Stock are issuable on the payment or conversion thereof.

		B.	In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall be recapitalized by reclassifying its outstanding shares of Common Stock into shares with a different par value, or by changing its outstanding Common Stock to shares without par value or in the event of any other material change of the capital structure of the
Company or of any successor corporation by reason of any reclassification, recapitalization or conveyance, prompt, proportionate, equitable, lawful and adequate provision shall be made whereby any holder of the Warrants shall thereafter have the right to purchase, on the basis and the terms and conditions specified in this Agreement, in lieu of the shares of Common
Stock of the Company theretofore purchasable on the exercise of any
Warrant, such securities or assets as may be issued or payable with respect to, or in exchange for, the number of shares of Common Stock of the Company theretofore purchasable on exercise of the Warrants had such reclassification, recapitalization or conveyance not taken place; and, in any such event, the rights of any holder of a Warrant to any adjustment in the number of shares of Common Stock purchasable on exercise of such
Warrant, as set forth above, shall continue and be preserved in respect of any stock, securities or assets which the holder becomes entitled to purchase; provided, however, that a merger, acquisition of a going business or a portion thereof (whether for cash, stock, notes, other securities, or a combination of cash and securities), exchange of stock for stock, exchange of stock for assets, or like transaction involving the Company will not be considered a "material change" for purposes of this paragraph, and no adjustment shall be made under this paragraph 10 by reason of any such merger, acquisition, exchange of stock for stock, exchange of stock for assets, or like transaction.

		C.	In the event the Company, at any time while the Warrants shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of such sale, dissolution, liquidation or winding up such that the holder of a  Warrant may thereafter receive, on exercise of such
Warrant, in lieu of each share of Common Stock of the Company which such holder would have been entitled to receive upon exercise of such Warrant, the same kind and amount of any stock, securities or assets as may be issuable, distributable or payable on any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the
Company; provided, however, that, in the event of any such sale, dissolution, liquidation or winding up, the right to exercise the Warrants shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m., Central Time, on the 30th day next succeeding the date on which notice of such termination of the right to exercise the Warrants has been given by mail to the holders thereof at such addresses as may appear on the books of the Company.

		D.	In the event, prior to the expiration of the Warrants by exercise or by their terms, the Company shall take a record of the holders of its
Common Stock for the purpose of entitling them to purchase shares of its
Common Stock at a price per share more than 10% below the then-current market price per share (as defined below) of its Common Stock at the date of taking such record, then (i) the number of shares of Common Stock purchasable pursuant to the Warrants shall be redetermined as follows: the number of shares of Common Stock purchasable pursuant to a Warrant immediately prior to such adjustment (taking into account fractional interests to the nearest 1,000th of a share) shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common
Stock of the Company then outstanding (excluding the Common Stock then owned by the Company) immediately prior to the taking of such record, plus the number of additional shares offered for purchase, and the denominator of which shall be the number of shares of Common Stock of the Company outstanding (excluding the Common Stock owned by the Company) immediately prior to the taking of such record, plus the number of shares which the aggregate offering price of the total number of additional shares so offered would purchase at such current market price; and (ii) the Exercise
Price per share of Common Stock purchasable pursuant to a Warrant shall be redetermined as follows:  the Exercise Price in effect immediately prior to the taking of such record shall be multiplied by a fraction, the numerator of which is the number of shares of Common Stock purchasable immediately prior to the taking of such record, and the denominator of which is the number of shares of Common Stock purchasable immediately after the taking of such record as determined pursuant to clause (i) above.  For the purpose hereof, the current market price per share of Common Stock of the Company at any date shall be deemed to be the average of (A) the highest bid and asked prices as reported by NASDAQ if the Common Stock of the Company is admitted to listing for trading thereon, or (B) the highest bid and asked prices reported on the OTC Electronic Bulletin Board of the NASD, for 30
consecutive business days commencing 15 business days prior to the record date.

		E.	On exercise of the Warrants by the holders, the Company shall not be required to deliver fractions of shares of Common Stock; provided, however, that prompt, proportionate, equitable, lawful and adequate adjustment in the Exercise Price payable shall be made in respect of any such fraction of one share of Common Stock on the basis of the Exercise Price per share.

		F.	In the event, prior to expiration of the Warrants by exercise or by their terms, the Company shall determine to take a record of the holders of its Common Stock for the purpose of determining shareholders entitled to receive any stock dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the
Common Stock or other stock, securities or assets deliverable on exercise of the Warrants pursuant to the foregoing provisions, the Company shall give to the Registered Holders of the Warrants at the addresses as may appear on the books of the Company at least 15 days' prior written notice to the effect that it intends to take such a record.  Such notice shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the Common Stock or other stock, securities or assets which will be deliverable on exercise of the Warrants after the action for which such record will be taken has been completed.  Without limiting the obligation of the Company to provide notice to the Registered Holders of the Warrant
Certificates of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

		G.	The Warrant shall not entitle the holder thereof to any of the rights of shareholders or to any dividend declared on the Common Stock, unless the
Warrant is exercised and the Warrant Shares purchased prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

		H.	No adjustment of the Exercise Price shall be made as a result of, or in connection with, (i) the establishment of one or more employee stock option plans for employees of the Company, or the modification, renewal or extension of any such plan, or the issuance of Common Stock on exercise of any options pursuant to any such plan, (ii) the issuance of individual warrants or options to purchase Common Stock, the issuance of Common Stock upon exercise of such warrants or options, or the issuance of Common Stock in connection with compensation arrangements for directors, officers, employees, consultants or agents of the Company or any Subsidiary, and the like, or (iii) the issuance of Common Stock in connection with a merger, acquisition of a going business or a portion thereof (whether for cash, stock, notes, other securities, or a combination of cash and securities), exchange of stock for stock, exchange of stock for assets, or like transaction.

	11.	Duties, Compensation and Termination of Warrant Agent.  The Warrant
Agent shall act hereunder as agent and in a ministerial capacity for the
Company, and its duties shall be determined solely by the provisions hereof.  The Warrant Agent shall not, by issuing and delivering Warrant
Certificates or by any other act hereunder, be deemed to make any representations as to the validity, value or authorization of the Warrant
Certificates or the Warrants represented thereby or of the Common Stock or other property delivered on exercise of any Warrant.  The Warrant Agent shall not be under any duty or responsibility to any holder of the Warrant
Certificates to make or cause to be made any adjustment of the Exercise
Price or to determine whether any fact exists which may require any such adjustments.

		The Warrant Agent shall not (i) be liable for any recital or statement of fact contained herein or for any action taken or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (iii) be liable for any act or omission in connection with this Agreement, except for its own negligence or willful misconduct.

		The Warrant Agent may, at any time, consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken or omitted by it in good faith in accordance with such notice, statement, instruction, request, direction, order or demand.

		Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by its President and attested by its Secretary or Assistant Secretary.  The
Warrant Agent shall not be liable for any action taken or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

		The Company agrees to pay the Warrant Agent compensation for its services hereunder and to reimburse the Warrant Agent for its reasonable expenses in accordance with the terms of Exhibit "B" attached hereto and incorporated herein by this reference.  The Company further agrees to indemnify the
Warrant Agent against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for any action taken or omitted by the Warrant Agent in the execution of its duties and powers hereunder, excepting losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

		The Warrant Agent may resign its duties or the Company may terminate the
Warrant Agent and the Warrant Agent shall be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct) on 30 days' prior written notice to the other party.  At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each
Warrant Certificate.  On such resignation or termination, the Company shall appoint a new Warrant Agent.  If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of the resignation by the Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new Warrant Agent.  Any new Warrant Agent, whether appointed by the Company or by such court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its shareholders, of not less than $1,000,000.

		After acceptance in writing of an appointment of a new Warrant Agent is received by the Company, such new Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; provided, however, if it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the
Company and shall be legally and validly executed. The Company shall file a notice of appointment of a new Warrant Agent with the resigning Warrant
Agent and shall forthwith cause a copy of such notice to be mailed to the
Registered Holder of each Warrant Certificate.

		Any corporation into which the Warrant Agent or any new Warrant Agent may be converted or merged, or any corporation resulting from any consolidation to which the Warrant Agent or any new Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant
Agent shall be a successor Warrant Agent under this Agreement, provided that such corporation is eligible for appointment as a successor to the
Warrant Agent.  Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate.  No further action shall be required for establishment and authorization of such successor
Warrant Agent.

		The Warrant Agent, its officers or directors and its subsidiaries or affiliates may buy, hold or sell Warrants or other securities of the
Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not the Warrant Agent.
Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company.

	12.	Modification of Agreement.  The Warrant Agent and the Company may, by
supplemental agreement, make any changes or corrections in this Agreement they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or mistake or error herein contained.
Additionally, the parties may make any changes or corrections deemed necessary which shall not adversely affect the interests of the holders of
Warrant Certificates; provided, however, this Agreement shall not otherwise be modified, supplemented or altered in any respect, except with the consent in writing of the Registered Holders of Warrant Certificates representing not less than 66 2/3% of the Warrants outstanding; provided, however, that no change in the number or nature of the Warrant Shares purchasable on exercise of a Warrant, or the Exercise Price or the Exercise
Period thereof shall be made without the consent, in writing, of the
Registered Holder of the Warrant Certificate representing such Warrant, other than such changes as are specifically prescribed by this Agreement.

	13.	Notices.  All notices, demands, elections, opinions or requests
(however characterized or described) required or authorized hereunder shall be deemed given sufficiently in writing and sent via a nationally recognized overnight courier service, by registered or certified mail, return receipt requested and postage prepaid, or by facsimile to:

in the case of the Company:        Internet Media Corporation
                                   Attention: David M. Loflin
                                   8748 Quarters Lake Road
                                   Baton Rouge, Louisiana 70809
                                   Facsimile: (504) 922-9123

with a copy to:                    Newlan & Newlan
                                   Attorneys at Law
                                   819 Office Park Circle
                                   Lewisville, Texas 75057
                                   Facsimile: (972) 353-3880

and, in the case of
 the Warrant Agent:                Securities Transfer Corporation
                                   Attention: Kevin Halter, Jr.
                                   16910 Dallas Parkway, Suite 100
                                   Dallas, Texas 75248
                                   Facsimile: (972) 447-9890

and, if to the Registered Holder of a Warrant Certificate, at the address of such holder as set forth on the books maintained by the Warrant Agent.

	14.	Persons Benefitting.  This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns, and the holders from time to time of the Warrant
Certificates. Nothing in this Agreement is intended to or shall be construed to confer on any other person any right, remedy or claim or to impose on any other person any duty, liability or obligation.

	15.	Further Instruments.  The parties shall execute and deliver any and all such other instruments and shall take any and all such other actions as may be reasonable or necessary to carry out the intention of this Agreement.

	16.	Severability.  If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not affect adversely any other provision of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms, and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

	17.	Waiver.  All the rights and remedies of either party under this
Agreement are cumulative and not exclusive of any other rights and remedies as provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

	18.	General Provisions.  This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Texas.  Except as otherwise expressly stated herein, time is of the essence in performing hereunder.  This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, and this Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, waiver or discharge is sought to be enforced.  The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

	IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above-mentioned.

						INTERNET MEDIA CORPORATION



						By: /s/ David M. Loflin
							David M. Loflin, President

						SECURITIES TRANSFER CORPORATION



						By: /s/ Kevin Halter, Jr.
							Kevin Halter, Jr., President